[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]

                                           April 30, 1998




Fundamental Funds, Inc.
90 Washington Street
New  York, New York  10006


       Re:      New York Muni Fund
                File No. 2-82710
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Gentlemen:

         We hereby consent to the reference to our firm as counsel in Post-Effective Amendment No. 20 to Registration Statement No. 2-82710.

                                           Very truly yours,

                                           /s/ Kramer, Levin, Naftalis & Frankel
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